UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 2, 2006

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-05794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

5000 Shoreline Court, Suite 101, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

(650) 808-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2006, CoTherix, Inc. (the “Company”) issued a press release announcing certain financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles, or GAAP, the Company’s earnings release contains a non-GAAP financial measure that excludes the effects of non-cash employee stock-based compensation for the three and six months ended June 30, 2006 resulting from the Company’s adoption of Statement of Financial Accounting Standards No. 123(R), or SFAS 123(R), on January 1, 2006, as well as excluding the amortization of deferred stock compensation for the three and six months ended June 30, 2005. The Company believes the non-GAAP information is useful for investors and management because excluding non-cash employee stock-based compensation expenses as well as the amortization of deferred stock compensation provides insight into its operating results and related trends that affect its business by facilitating the evaluation between comparative operating periods. The Company uses these non-GAAP financial measures when evaluating its financial results, as well as for internal planning purposes. These non-GAAP measures should not be viewed as a substitute for the Company’s reported GAAP results, and may be different than the non-GAAP measures used by other companies.

A reconciliation of the GAAP to non-GAAP measurements for net loss and net loss per share for the three and six months ended June 30, 2006 and 2005 are set forth in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of CoTherix, Inc. dated August 2, 2006 announcing financial results for the quarter ended June 30, 2006. The press release has been furnished in accordance with Item 2.02 of this Current Report.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006

CoTherix, Inc.

By:	/s/ Christine E. Gray-Smith
Christine E. Gray-Smith Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of CoTherix, Inc. dated August 2, 2006 announcing financial results for the quarter ended June 30, 2006. The press release has been furnished in accordance with Item 2.02 of this Current Report.